UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 21, 2005


                          WESTERN PLAINS ENERGY, L.L.C.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                 Kansas                    0-50714              48-1247506
    -------------------------------    ----------------    -------------------
    (State or other jurisdiction of    (Commission File      (I.R.S. Employer
     incorporation or organization)        Number)         Identification No.)

                3022 County Road 18
                    Oakley, KS                                      67748
        ----------------------------------------                 -----------
        (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number including area code: (785) 672-8810
                                                           --------------


          (Former name or former address, if changed since last report)


     Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On March 21, 2005, Western Plains Energy, L.L.C. (the "Company") mailed a newsletter to its members which reported, among other items, the results of its second annual meeting of members. A copy of that newsletter is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits. The following exhibits are filed with this report:

          99.1 Newsletter to members of Western Plains Energy, L.L.C. dated March 2005.

Cautionary Statement for Purposes of the "Safe Harbor "Provisions of the Private Securities Litigation Reform Act of 1995.

               The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such factors include, among others, the willingness and ability of third parties to honor their contractual obligations, commodity prices, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company's filings with the Securities and Exchange Commission. Many of these factors are beyond the Company's ability to control or predict. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    WESTERN PLAINS ENERGY, L.L.C.



Date:  March 24, 2005               By:  /s/ Michael J. Erhart
                                         ---------------------------------------
                                         Michael J. Erhart
                                         Chief Executive Officer/General Manager

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